Exhibit 99.1

September 2019 Innovate, Deliver and Grow Nasdaq: VVUS

Forward Looking Statements Non-GAAP Financial Measures Forward Looking Statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks, uncertainties and other factors, including risks and uncertainties related to potential change in our business strategies for the Company and for each of our products; risks and uncertainties related to size and growth of the applicable markets, our expected future revenues, operations and expenditures; risks and uncertainties related to our history of losses and variable quarterly results; risks and uncertainties related to the timing, strategy, tactics and success of the marketing and sales of PANCREAZE; risks and uncertainties related to our, or our partner’s, ability to successfully commercialize Qsymia; risks and uncertainties related to our ability to identify and acquire cash flow generating assets; risks and uncertainties related to our ability to successfully complete on acceptable terms, and on a timely basis, avanafil partnering discussions for unpartnered territories under our license with MTPC; risks and uncertainties related to our ability to successfully develop or acquire a proprietary formulation of tacrolimus as a precursor to the clinical development process; risks and uncertainties related to our ability to address or potentially reduce our outstanding balance of the convertible notes due in 2020; risks and uncertainties related to our, or our current or potential partners’, ability to gain approval for Qsymia in territories outside the U.S.; risks and uncertainties related to our ability to work with FDA to significantly reduce or remove the requirements of the clinical post-approval cardiovascular outcomes trial, or CVOT; risks and uncertainties related to the impact of the indicated uses and contraindications contained in the Qsymia label and the Risk Evaluation and Mitigation Strategy, or REMS, requirements; and risks and uncertainties related to our discussions with the European Medicines Agency, or EMA, relating to the resubmission of the marketing authorization application for Qsymia, and the assessment by the EMA of the marketing authorization application. These risks and uncertainties could cause actual results to differ materially from those referred to in these forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. Investors should read the risk factors set forth in VIVUS’ Form 10-K for the year ended December 31, 2018 as filed on February 26, 2019, and periodic reports filed with the Securities and Exchange Commission. VIVUS does not undertake an obligation to update or revise any forward-looking statements. Use of Non-GAAP Financial Measures We supplement our condensed consolidated financial statements presented on a GAAP basis by providing additional measures which are considered non-GAAP under applicable SEC rules, such as EBITDA and Enterprise Value. We believe that the disclosure of these non-GAAP measures provides investors with additional information that reflects the basis upon which our management assesses and operates our business. These non-GAAP financial measures are not in accordance with GAAP and should not be viewed in isolation or as a substitute for GAAP net loss and are not a substitute for, or superior to, measures of financial performance performed in conformity with GAAP. ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 2

About VIVUS VIVUS is a technology enabled biopharmaceutical company that specializes in the that commercialization of innovative therapies focus on advancing treatments for patients with serious unmet medical needs ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 3

About VIVUS Overview • VIVUS Health Platform - developing and bringing an integrated approach to care utilizing software integrated with clinical processes to achieve better health outcomes to drive savings in the healthcare system Commercialized Pharmaceuticals o Qsymia (phentermine and topiramate extended-release) – a safe and effective pharmaceutical therapy for body mass index management o PANCREAZE – a biopharmaceutical indicated for exocrine pancreatic insufficiency (EPI) due to cystic fibrosis or other conditions Development Pharmaceutical o VI-0106 – for the treatment of pulmonary arterial hypertension; orphan drug designation, seeking Fast Track and Breakthrough Therapy designation Out-Licensed Pharmaceutical o STENDRA (avanafil) – treatment of erectile dysfunction Completed four quarters of a 10-quarter turnaround ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS • • • • 4

About VIVUS

VIVUS

# Brief History

## HISTORY

1991 – Apr 30th, 2018

- Founded as sexual health biopharmaceutical and device company
- IPO in 1993
- Company had four products approved
- Multiple CEO's
- Activist shareholders
- 2 Commercial Products
- 1 Development Asset

## RESET

May 1st, 2018 – June 30th, 2018 – Hard Reset

- New Management Team
- Acquired PANCREAZE and Developed a Growth Strategy
- Developed QSYMIA Growth Plan
- Continued Licensing Strategy for STENDRA and QSYMIA
- Progressed Development Asset VI-0106
- $115M Cash
- $300M Debt
- TEV ~$230M

## GROWTH

July 1st, 2018 – Future

- Grow revenue and EBITDA for PANCREAZE and QSYMIA
- License STENDRA and QSYMIA in available territories
- Seek Acquisitions with $25M to $40M of EBITDA
- Manage our balance sheet
- Continue Development of VI-0106
- Maintain Financial Discipline
- Development of Qsymia and Pancreaze

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©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS

INNOVATIVE THERAPIES-NOVEL PRODUCTS

About VIVUS Completed Four Quarters of a 10-Quarter Turnaround • LTM Q2 2019 Generated $72.7M of revenue and $14.4M of EBITDA o First time since 1997 that VIVUS has generated recurring positive EBITDA o Excluding discretionary R&D expense, VIVUS generated $19.2M of EBITDA Relaunched Qsymia and PANCREAZE o Qsymia Advantage on the VIVUS Health Platform o PANCREAZE Advantage on the VIVUS Health Platform • ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 6

Strategic Development Seizing Opportunity in an Evolving Healthcare Landscape • The consolidation of PBM’s, health plans, pharmacy chains, wholesalers and data platforms has created a significant chasm between the patient and the pharmaceutical manufacturer The self-insured employer, physician and patient marketplaces have been incredibly responsive and accepting of new business models that address and disrupt this consolidation Gateway to allow VIVUS to partner with Doctors, Dieticians, Nutritionists, Self-Insured Employers, Private and Public Insurers and most importantly Patients to achieve their healthy weight goals The VIVUS HEALTH PLATFORM integrates medical, pharmaceutical, nutritional and information technology and has the potential to generate revenue on a subscription basis while delivering solid economic ROI’s to key stakeholders • • • ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 7

Technology Enablement LEGEND VIVUS Health Platform Reusable Needs Modification for Each Product Unique to Each Product Patient Healthcare Provider Q4 2019 Qsymia and PANCREAZE Advantage Programs VIVUS HEALTH Store Vitamins and Supplements Through Amazon Patient Assistance Program Co Pay Card Sampling Program Direct-to-Patient Medicine Delivery Physician Engagement Telemedicine HIPAA Compliance / Identity Management Patient Data Engagement 3PL Logistics Management Analytics and Machine Learning Sales Force Systems Digital Marketing Pharmaceutical Manufacturing Payer Reimbursement Management Finance and Legal Processes Clinical Marketing and Sales Force ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 8

Strategic Development VIVUS HEALTH PLATFORM Use Case Dependent NUTRITIONAL SCIENCE PHARMACEUTICAL SCIENCE Monitors PATIENT • • • • • • Sleep EKG Weight BMI BP Dietary Inputs ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 9

Pharmaceuticals - Commercial

VIVUS

**Qsymia®**

(phentermine and topiramate extended-release) capsules CIV

Qsymia is a safe and effective therapy for body mass index management

- Proprietary extended-release formulation combining low doses of active ingredients from two previously approved compounds, phentermine and topiramate
- VIVUS believes the 3-month data from its CONQUER study supports short-term use, demonstrating weight loss reductions of 15-19 pounds and reductions of 2-3 inches from waist

| | | | |
|---|---|---|---|
| ~130M Americans are living with a BMI greater than 30 according to CDC | Somewhere between 13M and 22M Americans are willing to take a pharmaceutical or a daily supplement to aid in their weight loss | 44% of Patients Aged 18-64 have one or more comorbidities in addition to have a BMI >= 30 | In 2017, the total weight loss market was $66B, a combination of OTC diet pills, diet foods, counseling centers and pharmaceuticals |
| All States have at least 20% of their population with a >30 BMI<br>7 of which have over 35% of their population with >=30 BMI | Between 24% and 27% of all medical expenditures in the United States are related to obesity and obesity related diseases | The annual medical cost for a person with a healthy BMI is ~$3,500 in contrast with a person with a BMI greater than 30 the annual medical cost is closer to ~$10,000 | **Qsymia has been used to treat over 600K Americans. VIVUS believes with the changes it has made, VIVUS will be able to treat closer to 6M to 11M Americans generating annual revenue in the $50M to $120M range** |

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©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS

INNOVATIVE THERAPIES-NOVEL PRODUCTS

Pharmaceuticals - Commercial • PANCREAZE is indicated for exocrine pancreatic insufficiency (EPI) due to cystic fibrosis or other conditions Pancreatic enzyme preparation consisting of pancrelipase, an extract derived from porcine pancreas glands Provides proven benefits to EPI patients Indicated for both pediatric and adult EPI patients ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 11 Approximately $1B marketplace in the US and Canada for therapies that treat EPI and growing at 6% per annum Market breakdown: •51% acute pancreatitis •20% Cystic Fibrosis •11% pancreatic cancer VIVUS believes its 2600-unit dose is optimal size for the pediatric Cystic Fibrosis patient VIVUS believes the EPI class has a significant barrier to entry with the FDA requirements for the approval of animal-based EPI products VIVUS is providing support for investigator sponsored trials in pancreatic cancer VIVUS supports its patient support program with a best in class nutritional supplements program VIVUS intends to integrate wearables technology, nutritional science, on-line prescribing and VIVUS pharmaceutical technology to create the Transformational Pharmaceutical Operating Model VIVUS believes that its sales and marketing programs will allow it to grow share in the EPI space to generate annual revenue of $60M - $90M

Pharmaceuticals – Development Stage

VIVUS

# VI-0106 PAH

- Tacrolimus for the Treatment of Pulmonary Arterial Hypertension (PAH)

| | | | |
|---|---|---|---|
| PAH is a serious, rare, and progressive disease with a 5 Year survival rate of ~22.8% assuming WHO class III/IV patients | Large growth market ~$4.5B worldwide ~$2.7B U.S. in 2015 | Approximately 217K Patients are currently living with PAH, 70% to 80% of these patients are female | Tacrolimus has demonstrated efficacy in PAH and could be an important new class of therapy that addresses the underlying cause of the disease |
| Potentially class/disease modifying, extending patients' life expectancy | Potential for "Fast Track" and/or "Breakthrough Therapy" designation | VIVUS is exploring opportunities to advance the development of VI-0106, a proprietary formulation of tacrolimus, in a manner consistent with its capital objectives | **Based on compassionate use data, VIVUS' UK based Phase 1 trial and Investigator led Phase 2 data, VIVUS remains bullish on this program and technology** |

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©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS
INNOVATIVE THERAPIES-NOVEL PRODUCTS

Pharmaceuticals – Development Stage
VIVUS

# Tacrolimus: Targeting Proliferation

- Bone Morphogenic Protein receptor 2 (BMPR2) signaling inhibits vascular smooth muscle proliferation
- Reduced BMPR2 expression, including loss-of-function mutations in BMPR2, is prevalent in PAH patients, and may contribute to smooth muscle proliferation
- Phase 1 studies of low dose tacrolimus demonstrate the ability to restore BMPR2 signaling
- Low dose tacrolimus reverses neointimal hypertrophy in animal models of PAH
- Enhancement of BMPR2 signaling may address one of the causes of PAH
- Not mutation dependent


Normal
BMPR2
Signaling
Medial hypertrophy
Neointima

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©2019 VIVUS Inc. All rights reserved
| www.vivus.com | Nasdaq: VVUS
INNOVATIVE THERAPIES-NOVEL PRODUCTS

Pharmaceuticals – Development Stage

VIVUS

# Tacrolimus Experience in PAH patients

- Compassionate use
  - 3 end-stage patients, WHO functional class 3 and 4
  - Positive impact on clinical outcomes
    - Dramatically reduced rate of hospitalizations
    - Functional class improvements observed
- Phase 2a study
  - Randomized, double-blind study
  - 23 WHO functional class 1 and 2 patients titrated to target blood levels
  - All target blood levels well tolerated
    - No drug-related Serious Adverse Events, nephrotoxicity or incident diabetes
    - GI complaints (nausea, diarrhea) may provide a useful tolerability marker
  - Study population precluded useful efficacy assessments
- Phase 1 PK Study
  - Evaluate the pharmacokinetic (PK) profile of VI-0106 in healthy volunteers
  - Results showed prototype formulations had PK profiles consistent with earlier in-vitro evaluations, namely an extended Tmax, a lowered Cmax, and an increased AUC (Area Under the Curve) compared to available immediate release tacrolimus.

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©2019 VIVUS Inc. All rights reserved
| www.vivus.com | Nasdaq: VVUS
INNOVATIVE THERAPIES-NOVEL PRODUCTS

Acquisitions Asset Acquisition Philosophy • VIVUS is evaluating additional in-licensing and acquisition candidates that would meet its goals of meeting patients’ needs while working toward profitability and creating stockholder value. VIVUS’ approach to evaluating these opportunities • o The price of the target asset has to be defined early in the process as being in a range that would generate acceptable returns on invested capital. While VIVUS utilizes financial leverage, it will not financially engineer returns. The product must have some market barriers to entry for at least a defined period of time, or show that the market has flushed through a number of competitors. Identify products that have a significant clinical following and are important in the treatment of the medical condition(s) for which the product is indicated. Acquire assets that don’t require heroic or large number of strategies to achieve performance targets. o o o o ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 15

Debt Corporate Debt Alternatives ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 16 In order of current preference 1a Improve operating performance to generate enough recurring cash flow to pay down and refinance debt 1b Acquire asset(s) that generate $25M - $40M of annual non-GAAP EBITDA and refinance entire debt balance along with financing for acquisition 2 Borrow high yield debt / Raise cash through a preferred non-voting stock instrument 3 Raise cash through issuance of equity

Debt

VIVUS

## Debt Bridge June 2019 to May 2020

(in millions)


$350
$300
$250
$200
$150
$100
$50
$0
Debt Options
$110
$181.4
$30
$75
$76.4
$110
$30
$76.4
$216
$291.4M of Total Debt June 2018
$181.4M Pay Off Convertible Debt May 2020
$216.4M Total Debt May 2020
$216.4M Total Debt May 2020
Senior Debt
New Senior
Cash Used
New Second Lien
Convertible Debt

| | | |
|---|---|---|
| • **Total Debt as of June 30, 2019**<br>• **$181.4M of Convertible Debt at 4.5% Interest Rate**<br>• **$110M of Senior Debt at 10.375% Interest Rate with Athyrium Capital**<br>• **Total Annual Interest Expense of $19.6M** | • **Use $75M of $94M of VIVUS Cash**<br>• **Borrow $30M of Senior Debt Pari Passu to Athyrium Capital Terms**<br>• **Raise $76.4M of Second Lien at ~12%** | • **Total Debt as of May 2020 -$216.4M**<br>• **$140M – $216.4M of Senior Debt at Market Rates**<br>• **May have a combination of senior and second lien debt in the capital stack**<br>• **Total Annual Interest Expense of $21M - $23.48M** |

- As of May 2020, based on current internal projections of EBITDA, VIVUS should be able to support senior secured debt amounts between $200M and $250M and support second lien debt in the range of $75M to $125M based on industry standard credit metrics as of August 2019
- VIVUS believes we will have a debt cushion of approximately $23M to $118M as of May 2020

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©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS

INNOVATIVE THERAPIES-NOVEL PRODUCTS

Overview Experienced Management Team • McKesson, BMS, OTN, BVCF, ORIX, Willow • Johnson & Johnson, Novartis, KRIM, Willow • Deloitte and Touche, Alexza Pharmaceuticals, Pharmacyclics, Incyte, • Wilson, Sonsini, Goodrich and Rosati P.C. • Glaxo Smith Kline, ICC, Novartis • Elan, Merck, Schering Plough, Sanofi Aventis • The Upjohn, Sanofi, Novartis, Willow ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 18 Name /Role Experience John Amos Chief Executive Officer • 25+ years in Healthcare as CEO, Investor, Board Member and Executive Ken Suh President • 20+ years in Healthcare as CEO and Executive Mark Oki Chief Financial Officer • 20+ years in Healthcare as CFO and Finance Executive John Slebir General Counsel / SVP Business Development • 25+ years in Healthcare as GC, Business Development, Corporate Secretary Deborah Larsen Chief Strategy Officer (Commercial Ops) • 25+ years in Global Marketing Roles Santosh Varghese, M.D. Chief Medical Officer • 20+ years in Healthcare as Senior Executive Scott Oehrlein Chief Operations Officer • 30+ years in Healthcare as Senior Executive

Overview

VIVUS

# Management's Focus

- Drive Qsymia and PANCREAZE revenue and profitability
  - Qsymia: expand the Qsymia Advantage Program direct-to-patient pharmacy model and launch telemedicine
  - PANCREAZE: continue momentum generated from the Q1 2019 re-launch
  - Growth expected in Q3 2019
- Continue addressing outstanding debt
  - Drive operating performance and maintain financial discipline while carefully considering financing alternatives
- Accelerate development of VI-0106
- Acquire additional cash flow positive healthcare/pharmaceutical assets
- Obtain additional regulatory approvals and partners in open territories for STENDRA/SPEDRA and certain strategic territories for Qsymia
- Enhance and expand the VIVUS HEALTH PLATFORM (VHP)
  - Qsymia Advantage Program powered by VHP
  - PANCREAZE Advantage Program by VHP

19
©2019 VIVUS Inc. All rights reserved
| www.vivus.com | Nasdaq: VVUS
INNOVATIVE THERAPIES-NOVEL PRODUCTS

Financials Financial Snapshot Company Name Ticker Current Share Price (8/23/2019) 52 Week High 52 Week Low Vivus, Inc VVUS $ $ $ 4.32 7.10 2.15 Plus: Debt (Principal value) Convertible Notes, due 2020 Senior Secured Notes, due 2024 Less Cash and Investments 181.4 110.0 (94.4) Assets Liabilities Receivables 24.6 Accrued Expenses 34.4 Other Current Assets 6.9 Other Current Liabilities 1.9 Other Non-Current Assets 128.4 Other Non-Current Liabilties 4.6 ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 20 Total Assets $ 284.7 Total Liabilities and Equity $ 284.7 Total Equity (52.4) Total Other Assets 128.7 Total Liabilities 337.1 Property & Equipment, Net 0.3 Long-Term Debt 107.0 Total Current Assets 156.0 Total Current Liabilities 225.5 Inventory 30.1 Current Portion of LT Debt 185.4 Cash and Investments $ 94.4 Accounts Payable $ 3.8 Balance Sheet, June 30, 2019 (in $MM) Enterprise value $ 242.8 Market Capitalization (in MM) $ 45.8 Company Overview

Financials

VIVUS

# Operating Results

| | 31-Mar-18 QTD | 30-Jun-18 QTD | 30-Sep-18 QTD | 31-Dec-18 QTD | 2018 (in 000s) | 31-Mar-19 QTD | 30-Jun-19 QTD | 2019 YTD | LTM |
|---|---|---|---|---|---|---|---|---|---|
| **Revenue:** | | | | | | | | | |
| Net product revenue | $ 9,632 | $ 13,250 | $ 16,484 | $ 17,418 | $ 56,784 | $ 13,497 | $ 15,104 | $ 28,601 | $ 62,503 |
| License and milestone revenue | - | - | - | - | - | - | - | - | - |
| Supply revenue | 1,683 | 1,042 | 478 | 1,660 | 4,863 | 1,604 | 1,780 | 3,384 | 5,522 |
| Royalty revenue | 585 | 668 | 1,126 | 1,036 | 3,415 | 1,045 | 1,506 | 2,551 | 4,713 |
| Total revenue | 11,900 | 14,960 | 18,088 | 20,114 | 65,062 | 16,146 | 18,390 | 34,536 | 72,738 |
| **Operating expenses:** | | | | | | | | | |
| Cost of goods sold, excluding amortization | 2,630 | 3,286 | 3,484 | 5,213 | 14,613 | 4,308 | 4,377 | 8,685 | 17,382 |
| Amortization of intangible asset | 91 | 1,273 | 3,638 | 3,638 | 8,640 | 3,638 | 3,638 | 7,276 | 14,552 |
| Research and development | 1,403 | 2,042 | 2,102 | 1,800 | 7,347 | 2,469 | 2,352 | 4,821 | 8,723 |
| Selling and marketing | 4,279 | 3,521 | 3,096 | 3,074 | 13,970 | 4,534 | 4,607 | 9,141 | 15,311 |
| General and Administrative | 5,789 | 8,190 | 5,360 | 4,632 | 23,971 | 5,284 | 5,463 | 10,747 | 20,739 |
| Inventory impairment and other non-recurring charges | - | - | | | - | - | - | - | - |
| Total operating expenses | 14,192 | 18,312 | 17,680 | 18,357 | 68,541 | 20,233 | 20,437 | 40,670 | 76,707 |
| **Income (loss) from operations** | **(2,292)** | **(3,352)** | **408** | **1,757** | **(3,479)** | **(4,087)** | **(2,047)** | **(6,134)** | **(3,969)** |
| Interest and other expense (income): | | | | | | | | | |
| Interest expense (income), net | 7,900 | 8,696 | 9,616 | 7,664 | 33,876 | 3,805 | 3,763 | 7,568 | 24,848 |
| Gain on extinguishment of debt | - | - | - | (1,427) | (1,427) | - | - | - | (1,427) |
| Other expense (income), net | 449 | 522 | (21) | 20 | 970 | 65 | 117 | 182 | 181 |
| Total interest expense and other expense (income), net | 8,349 | 9,218 | 9,595 | 6,257 | 33,419 | 3,870 | 3,880 | 7,750 | 23,602 |
| **Income (loss) before income taxes** | (10,641) | (12,570) | (9,187) | (4,500) | (36,898) | (7,957) | (5,927) | (13,884) | (27,571) |
| Provision for (benefit from) income taxes | 12 | 4 | 36 | - | 52 | (8) | 8 | - | 36 |
| **Net income (loss)** | **$ (10,653)** | **$ (12,574)** | **$ (9,223)** | **$ (4,500)** | **$ (36,950)** | **$ (7,949)** | **$ (5,935)** | **$ (13,884)** | **$ (27,607)** |
| **Basic and diluted net loss per share:** | **(1.00)** | **(1.18)** | **(0.87)** | **(0.42)** | **(3.48)** | **(0.75)** | **(0.56)** | **(1.31)** | **(2.59)** |
| **EBITDA** | **(1,210)** | **(965)** | **4,786** | **7,497** | **10,108** | **56** | **2,095** | **2,151** | **14,434** |
| **Recurring EBITDA** | **(1,210)** | **1,069** | **4,786** | **6,070** | **10,715** | **56** | **2,095** | **2,151** | **13,007** |

21

©2019 VIVUS Inc. All rights reserved
| www.vivus.com | Nasdaq: VVUS

INNOVATIVE THERAPIES-NOVEL PRODUCTS

Thank You ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 22

Appendix ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 23

Business Update

VIVUS

# The Next 6 Quarters of Work Underway

| Achievements | Next Steps |
|---|---|
| **PANCREAZE**<br>• Relaunched in Q1 2019 with a 10-person sales force<br>• Introduced co-pay card and sampling programs<br>• Launched the VIVUS Health Store through Amazon<br>• Launched the Patient Assistance Program | • Enhance and expand the PANCREAZE Advantage Program<br>  • Direct-to-patient delivery<br>  • Telemedicine<br>• Improve formulation for greater shelf life and expanded dose range<br>• Improve reimbursement |
| **Qsymia**<br>• Initiated Direct-to-Patient pharmacy model<br>• Reduced and simplified pricing for patients<br>• Launched online and telephonic ordering<br>• Added two inside sales reps to address "white space"<br>• Launched the VIVUS Health Store through Amazon<br>• Obtained approval in South Korea | • Enhance and expand Qsymia Advantage Program<br>  • Telemedicine<br>  • Integrate information technology and nutraceuticals<br>• Improve reimbursement (i.e. self-insured employers)<br>• Partner in strategic available countries |
| **STENDRA/SPEDRA**<br>• Additional approvals in Russia, Saudi Arabia and Jordan | • Partner in available countries (i.e. Central America, Mexico, Russia, MENA) |
| **VI-0106**<br>• Developed potential proprietary formulation<br>• Identified clinical pathway to approval (potential breakthrough designation) | • Complete stability on formulation<br>• File IND<br>• Initiate Phase 2 clinical trial |

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©2019 VIVUS Inc. All rights reserved
| www.vivus.com | Nasdaq: VVUS

INNOVATIVE THERAPIES-NOVEL PRODUCTS

Business Update The Next 6 Quarters of Work Underway Due May 2020 • Drive value through increased EBITDA generation ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 25 Achievements Next Steps Debt • Repurchased $68.6M of Convertible Notes due May 2020 • Address remaining $181.4M of Convertible Notes Corporate • Adjusted cost structure to become EBITDA generating • Added staffing to build platform to support multiple products • Acquire additional cash flow generating assets